                                                                   EXHIBIT 10.03

                          EXODUS COMMUNICATIONS, INC.

                           1995 STOCK PURCHASE PLAN

                            As Adopted May 19, 1995

     1.  PURPOSE.  This 1995 Stock Purchase Plan ("Plan") is established as a
         -------                                   ----
compensatory plan to attract, retain and provide equity incentives to selected persons to promote the financial success of Exodus Communications, Inc., a California corporation (the "Company"). Capitalized terms not previously
                             -------
defined herein are defined in Section 18 of this Plan.

     2.  TYPE OF SHARES.  The shares of stock that may be purchased in
         --------------
connection with Awards (as defined in Section 5) granted under this Plan are shares of the common stock of the Company (the "Shares").
                                                ------

     3.  NUMBER OF SHARES.  The aggregate number of Shares that may be issued
         ----------------
pursuant to Awards granted under this Plan is 1,100,000 Shares, subject to adjustment as provided in this Plan. Shares subject to an Award granted hereunder but rescinded or repurchased by the Company for any reason shall be available for future grant and purchase under this Plan.

     4.  ELIGIBILITY.  Awards may be granted to employees, officers, directors,
         -----------
consultants and advisers (provided such consultants and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction) of the Company or any Parent, Subsidiary or Affiliate of the Company. The Committee (as defined in Section 15) in its sole discretion shall select the recipients of Awards ("Participants"). A
                                                   ------------
Participant may be granted more than one Award under this Plan.

     5.  TERMS AND CONDITIONS OF AWARDS.  An "Award" is an offer by the Company
         ------------------------------       -----
to sell to an eligible person Shares that are subject to restrictions

("Restricted Stock").  The Committee shall determine to whom an offer will be
------------------
made, the number of Shares the person may purchase, the price to be paid (the

"Purchase Price"), the restrictions to which the Shares shall be subject, and
---------------
all other terms and conditions of the Award, subject to the following:

         5.1  Form of Award.  All purchases under an Award made pursuant to the
              -------------
Plan shall be evidenced by a Restricted Stock purchase agreement ("Restricted
                                                                   ----------
Stock Purchase Agreement") that shall be in such form (which need not be the
------------------------
same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

         5.2  Purchase Price.  The Purchase Price of Shares sold pursuant to an
              --------------
Award shall be determined by the Committee and shall be 100% of the Fair Market Value of the Shares on the date the Award is granted. Payment of the Purchase Price may be made in accordance with Section 6 of this Plan.

         5.3  Awards Non-Transferable.  Awards granted under this Plan, and any
              -----------------------
interest therein, shall not be transferable or assignable by a Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     6.  PAYMENT FOR SHARES.
         ------------------

         6.1  Forms of Payment  Payment for the Shares purchased under this Plan
              ----------------
may be made (a) in cash; (b) by a full recourse, interest-bearing promissory note executed by the Participant ("Note") where permitted by law and approved by
                                   ----
the Committee; (c) by such other legal consideration as the Committee may approve at the time of purchase; or (d) by any combination of the foregoing; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares under this Plan in exchange for a Note unless the Note is adequately secured by collateral other than the Shares. The Note shall be in such form and contain such terms as may be approved from time to time by the Committee in its sole discretion.

         6.2  Pledge of Shares.  Any Participant who is permitted to execute a
              ----------------
Note as partial or full consideration for the purchase of Shares under this Plan shall be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the Note; provided, however, that the Committee may in its sole discretion require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company shall have full recourse against the Participant under the Note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve in its sole discretion. The Shares purchased with the Note may be released from the pledge on a pro-rata basis as the Note is paid.

     7.  RESTRICTIONS ON SHARES.  Awards shall be subject to such restrictions
         ----------------------
as the Committee may impose. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Restricted Stock Purchase Agreement (a) a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party and/or (b) a right to repurchase a portion of or all Shares held by a Participant upon Participant's termination of employment or service with the Company or a Parent, Subsidiary or Affiliate of the Company, for any reason within a specified time as determined by the Committee at the time of grant at Participant's original purchase price or the Fair Market Value of such Shares. In the case of a reservation of a right to repurchase Shares under clause (b) above, (i) if the repurchase price is the higher of the original purchase price or the Fair Market Value on the date of termination of employment, then the right to repurchase shall be exercisable within 90 days of termination of employment for cash or cancellation of purchase money indebtedness for the Shares, and the right shall terminate when the common stock of the Company become publicly traded; or (ii) if the repurchase price is the original purchase price, then (A) the right to repurchase at the original purchase price shall lapse at the rate of at least 20% per year over 5 years from the date the Shares were purchased, which right shall be exercisable within 90 days of termination of employment for cash or cancellation of purchase money indebtedness for the Shares, and (B), if the right is assignable, the assignee must pay the Company upon assignment of the right cash equal to the difference between the original price and the Fair Market Value if the original purchase price is less than the Fair Market Value. The Committee may provide for the lapse of any restrictions in installments and may accelerate the lapsing of such restrictions, or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Committee may determine.

     8.  ESCROW.  To enforce any restrictions on a Participant's Shares, the
         ------
Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

     9.  PRIVILEGES OF STOCK OWNERSHIP.
         -----------------------------

         9.1  Voting and Dividends.  No Participant shall have any of the rights
              --------------------
of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant shall have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's original Purchase Price pursuant to Section 7.

         9.2  Financial Statements.  The Company shall provide financial
              --------------------
statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

     10. NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award granted
         -----------------------
under this Plan shall confer on any Participant any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     11. ADJUSTMENT OF PLAN SHARES.  In the event that the number of outstanding
         -------------------------
shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company are distributed, without consideration in a spin-off or similar transaction, to the shareholders of the Company, the number of Shares available under this Plan shall be proportionately adjusted, subject to any required action by the Board of Directors (the "Board") or shareholders of the Company and compliance with
                   -----
applicable securities laws.

     12. ASSUMPTION OF PLAN BY SUCCESSORS.  In the event of any merger in which
         --------------------------------
the Company is not the surviving corporation, a transaction in which 100% of the then outstanding voting stock is sold or otherwise transferred, or any sale of substantially all of the assets of the Company, the Company shall use its best efforts to cause the successor to assume the Company's obligations under this Plan or to provide a substantially similar plan to the Participants who have purchased Shares under this Plan and who are employed by the successor.

     13. ADOPTION AND SHAREHOLDER APPROVAL.  This Plan shall become effective on
         ---------------------------------
the date that it is adopted by the Board of the Company. This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. Upon the effective date of the Plan, the Board may grant Awards pursuant to this Plan; provided that, in the event that shareholder approval is not obtained within the time period provided herein, all Shares issued pursuant to Awards granted hereunder shall be rescinded. Such Shares shall not be counted in determining whether such approval is obtained. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to shareholder approval.

     14. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award shall not be
         ----------------------------------------------
effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of issuance of Shares. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system.

     15. ADMINISTRATION.  This Plan may be administered by the Board or a
         --------------
committee appointed by the Board (the "Committee").  As used in this Plan,
                                       ---------
references to the "Committee" shall mean either the committee appointed by the Board to administer this Plan or the Board if no committee has been established.

         15.1  Composition of the Committee.  If, after the Company registers
               ----------------------------
under the Exchange Act, two or more members of the Board are Outside Directors, the Committee will be comprised of at least two members of the Board, all of whom are Outside Directors and Disinterested Persons. The Company will take appropriate steps to comply with the disinterested administration by the Board of a Committee consisting of not less than two members of the Board, each of whom is a Disinterested Person.

         15.2  Committee Authority.  the Committee is authorized, without
               -------------------
limitation, to:

(a) construe and interpret the Plan, any Restricted Stock Purchase Agreement and any other agreement or document executed pursuant to the Plan;

(b)  prescribe, amend and rescind rules and regulations relating to the Plan;

(c)  select persons to receive Awards;

(d)  determine the form and term of Awards;

(e)  determine the number of Shares subject to Awards;

(f)  grant waivers of Plan or Award conditions;

(g)  determine the vesting and payment of Awards;

(h) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any other agreement or document executed or distributed in connection with the Plan;

(i) make all other determinations necessary or advisable for the administration of the Plan.

         15.3  Committee Interpretation Binding.  Any interpretation or
               --------------------------------
determination made by the Committee with respect to any of the provisions of this Plan or any Award granted under this Plan shall be made in its sole discretion and shall be final and binding upon the Company and all persons having an interest in any Award or any Shares purchased pursuant to an Award.

     16. TERM OF PLAN.  Awards may be granted pursuant to this Plan from time to
         ------------
time within a period of ten (10) years after the date on which this Plan is adopted by the Board.

     17. AMENDMENT OR TERMINATION OF PLAN.  The Committee may at any time
         --------------------------------
terminate or amend this Plan in any respect (including, but not limited to, any form of agreement or instrument to be executed pursuant to this Plan); provided, however, that the Committee shall not, without the approval of the shareholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of this Plan) or change the class of persons eligible to purchase Shares under this Plan. In any case, no amendment of this Plan may adversely affect the rights of any Participant under this Plan under a Restricted Stock Purchase Agreement previously executed by such Participant without the written consent of the Participant.

     18. CERTAIN DEFINITIONS.  As used in this Plan, the following terms shall
         -------------------
have the following meanings:

         18.1  "Affiliate" means any corporation that directly, or indirectly
                ---------
through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

         18.2  "Disinterested Person" shall have the meaning set forth in Rule
                --------------------
16b-3(c)(2) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

         18.3  "Fair Market Value" shall mean the fair market value of the
                -----------------
Shares as determined by the Committee from time to time in good faith. If a public market exists for the Shares, the Fair Market Value shall be the average of the last reported bid and asked prices for common stock of the Company on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Committee shall deem appropriate) or, in the event the common stock of the Company is listed on a stock exchange or on the NASDAQ National Market System, the Fair Market Value shall be the closing price on such exchange or quotation system on the last trading day prior to the date of determination (or the average closing price over the number of consecutive working days preceding the date of determination as the Committee shall deem appropriate).

         18.4  "Outside Director" shall mean any director who is not (a) a
                ----------------
current employee of the Company or any Parent, Subsidiary or Affiliate of the Company, (b) a former employee of the Company or any Parent, Subsidiary or Affiliate of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan), (c) a current or former officer of the Company or any Parent, Subsidiary or Affiliate of the Company or
(d) a person currently receiving compensation for personal services in any capacity, other than as a director, from the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, that at such time as the term "Outside Director," as used in Section 162(m) of the Revenue Code is defined in regulations promulgated under such Section, "Outside Director" shall have the meaning set forth in such regulations, as amended from time to time and as interpreted by the Internal Revenue Service.

         18.5  "Parent" means any corporation (other than the Company) in an
                ------
unbroken chain of corporations ending with the Company if, at the time of the granting of the Award, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         18.6  "Subsidiary" means any corporation (other than the Company) in an
                ----------
unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                        ______________________________

                                 (END OF PLAN)

                          EXODUS COMMUNICATIONS, INC.

                      RESTRICTED STOCK PURCHASE AGREEMENT

     This Agreement is made and entered into as of _________________________, 199__ (the "Effective Date") between Exodus Communications, Inc. (the
            --------------
"Company"), a California corporation, and ______________________________________
 -------
("Purchaser"). Capitalized terms not defined herein shall have the meaning
  ---------
ascribed to them in the Company's 1995 Stock Purchase Plan (the "Plan").
                                                                 ----

     1.   PURCHASE OF SHARES. On the Effective Date and subject to the terms and
          ------------------
conditions of this Agreement and the Plan, Purchaser hereby purchases from the Company, and Company hereby sells to Purchaser, an aggregate of _________ shares of the Company's common stock (the "Shares") at an aggregate purchase price of
                                    ------
$___________ (the "Purchase Price") or $_______ per Share (the "Purchase Price
                   --------------                               --------------
Per Share").  As used in this Agreement, the term "Shares" refers to the Shares
---------
purchased under this Agreement and includes all securities received (a) in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a recapitalization, merger, reorganization or the like.

     2.   PAYMENT OF PURCHASE PRICE; CLOSING.
          ----------------------------------

          (A)  DELIVERIES BY PURCHASER. Purchaser hereby delivers to the Company
               -----------------------
the full Purchase Price:

     [ ]  in cash (by check) in the amount of $_______________; or

     [ ] by delivery to the Company of a Secured Full Recourse Promissory Note of Purchaser in the principal amount of $ _______ in the form of
          Exhibit 1, duly executed by Purchaser (the "Note").
          ---------

          Purchaser also hereby delivers to the Company: (i) a blank Stock Power and Assignment Separate from Stock Certificate in the form of Exhibit 2
                                                                    ---------
attached hereto (the "Stock Powers"), executed by Purchaser (and Purchaser's
                      ------------
spouse, if any), (ii) if Purchaser is married, a Consent of Spouse in the form of Exhibit 3 attached hereto (the "Spouse Consent") duly executed by Purchaser's
   ---------                       --------------
spouse; and (iii) if the Purchase Price is paid with a Note, a Stock Pledge Agreement in the form of Exhibit 4, duly executed by Purchaser (the "Pledge
                         ---------                                   ------
Agreement").
---------

          (B)  DELIVERIES BY THE COMPANY.  Upon its receipt of the entire
               -------------------------
Purchase Price and all the documents to be executed and delivered by Purchaser to the Company under Section 2(a), the Company will issue a duly executed stock certificate registered in Purchaser's name in accordance with Section 19, with such certificate to be placed in escrow as provided in Section 8 until expiration or termination of both the Company's Repurchase Option and Right of First Refusal described in Sections 5 and 6, and payment in full to the Company of all sums due under Note, if any.

                                                     Exodus Communications, Inc.
                                             Restricted Stock Purchase Agreement

     3.   REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser represents and
          -------------------------------------------
warrants to the Company that:

          (A)  PURCHASER AGREES TO TERMS OF THE PLAN AND THIS AGREEMENT.
               --------------------------------------------------------
Purchaser has received a copy of the Plan and this Agreement, has read and understands the terms of the Plan and this Agreement, and agrees to be bound by their terms and conditions. Purchaser acknowledges that there may be adverse tax consequences upon purchase and disposition of the shares, and that Purchaser should consult a tax adviser prior to such purchase or disposition.

          (B)  PURCHASE FOR OWN ACCOUNT FOR INVESTMENT.  Purchaser is purchasing
               ---------------------------------------
the Shares for Purchaser's own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "1933 Act").
                                                            --------
Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than Purchaser has any beneficial ownership of any of the Shares.

          (C)  ACCESS TO INFORMATION.  Purchaser has had access to all
               ---------------------
information regarding the Company and its present and prospective business, assets, liabilities and financial condition that Purchaser reasonably considers important in making the decision to purchase the Shares, and Purchaser has had ample opportunity to ask questions of the Company's representatives concerning such matters and this investment.

          (D)  UNDERSTANDING OF RISKS.  Purchaser is fully aware of: (i) the
               ----------------------
highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that Purchaser may not be able to sell
                                  ----
or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares.

          (E)  NO GENERAL SOLICITATION.  At no time was Purchaser presented with
               -----------------------
or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

          (F)  COMPLIANCE WITH SECURITIES LAWS.  Purchaser understands and
               -------------------------------
acknowledges that, in reliance upon the representations and warranties made by Purchaser herein, the Shares are not being registered with the Securities and Exchange Commission ("SEC") under the 1933 Act or being qualified under the
                      ---
California Corporate Securities Law of 1968, as amended (the "Law"), but instead
                                                              ---
are being issued under an exemption or exemptions from the registration and qualification requirements of the 1933 Act and the Law which impose certain restrictions on Purchaser's ability to transfer the Shares.

          (G)  RESTRICTIONS ON TRANSFER.  Purchaser understands that Purchaser
               ------------------------
may not transfer any Shares unless such Shares are registered under the 1933 Act or qualified under the Law or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. Purchaser understands that only the Company may file a registration statement with the SEC or the California Commissioner of Corporations and that

                                                     Exodus Communications, Inc.
                                             Restricted Stock Purchase Agreement

the Company is under no obligation to do so with respect to the Shares. Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by Purchaser.

          (H)  RULE 144.  In addition, Purchaser has been advised that SEC Rule
               --------
144 promulgated under the 1933 Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of two years, and in certain cases three years, after they have been purchased and paid for
                                                                 ------------
(within the meaning of Rule 144), before they may be resold under Rule 144.

          Purchaser understands that Shares paid for with a Note may not be deemed to be fully "paid for" within the meaning of Rule 144 unless certain conditions are met and that, accordingly, the Rule 144 holding period of such Shares may not begin to run until such Shares are fully paid for within the meaning of Rule 144. Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as Purchaser remains an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

     4.   COMPLIANCE WITH CALIFORNIA SECURITIES LAWS. THE SALE OF THE SECURITIES
          ------------------------------------------
THAT ARE THE SUBJECT OF THIS AGREEMENT, IF NOT YET QUALIFIED WITH THE CALIFORNIA COMMISSIONER OF CORPORATIONS AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

     5.   COMPANY'S REPURCHASE OPTION.  The Company has the option to repurchase
          ---------------------------
all or a portion of the Shares (as defined below) on the terms and conditions set forth in this Section (the "Repurchase Option") if Purchaser ceases to be
                                -----------------
employed by the Company (as defined herein) for any reason, or no reason, including without limitation Purchaser's death, disability, voluntary resignation or termination by the Company with or without cause.

          (A)  DEFINITION OF "EMPLOYED BY THE COMPANY"; "TERMINATION DATE".  For
               ----------------------------------------------------------
purposes of this Agreement, Purchaser will be considered to be "employed by the
                                                                ---------------
Company" if the Board of Directors of the Company determines that Purchaser is
-------
rendering substantial services as an officer, director or full-time employee of the Company or to any parent, subsidiary or affiliate of the Company. In case of any dispute as to whether Purchaser is employed by the Company, the Board of Directors of the Company will have discretion to determine whether Purchaser has ceased to be employed by the Company or any parent, subsidiary or affiliate of the Company and the effective date on which Purchaser's employment terminated (the "Termination Date").
      ----------------

          (B)  UNVESTED AND VESTED SHARES. Shares that are not Vested Shares (as
               --------------------------
defined in this Section) are "Unvested Shares".  On ____________, 1995 (the
                              ---------------
"Vesting

                                                     Exodus Communications, Inc.
                                             Restricted Stock Purchase Agreement

Commencement Date") all of the Shares were Unvested Shares. If Purchaser has been continuously employed by the Company at all times during the six (6) months from the Vesting Commencement Date until _________, 199__ (the "First Vesting
                                                                -------------
Date"), then on the First Vesting Date, Twelve percent (12%) of the Shares will
----
become Vested Shares; thereafter, for so long (and only for so long) as Purchaser remains continuously employed by the Company at all times after the First Vesting Date, an additional Two percent (2%) of the Shares will become Vested Shares upon the expiration of each full calendar month elapsed from the First Vesting Date for the next succeeding Forty-four (44) months. No Shares will become Vested Shares after the Termination Date.

          (C)  ADJUSTMENTS.  The number of Shares that are Vested Shares or
               -----------
Unvested Shares will be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date.

          (D)  EXERCISE OF REPURCHASE OPTION.  At any time within thirty (30)
               -----------------------------
days after the Termination Date, the Company may elect to repurchase any or all of the Shares by giving Purchaser written notice of exercise of the Repurchase Option. The Company and/or its assignee(s) shall have the option to repurchase from Purchaser (or from Purchaser's personal representative as the case may be) any or all of the Unvested Shares at the Purchaser's original Purchase Price Per Share (as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the common stock of the Company occurring after the Effective Date). The Company shall have the right to repurchase Vested Shares at the higher of the Fair Market Value of the Shares on the Termination Date or the Purchaser's original Purchase Price Per Share, provided that such right shall terminate when the common stock of the Company becomes publicly traded.

          (E)  PAYMENT OF REPURCHASE PRICE.  The repurchase price payable to
               ---------------------------
purchase Shares upon exercise of the Repurchase Option will be payable, at the option of the Company or its assignee(s), by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company (or to such assignee) or by any combination thereof. The repurchase price will be paid without interest within sixty (60) days after the Termination Date.

          (F)  ASSIGNMENT OF REPURCHASE OPTION.  If the Repurchase Option as to
               -------------------------------
Unvested Shares is assigned, the assignee must pay the Company upon assignment cash equal to the difference between the original Purchase Price and the Fair Market Value of the Shares where the original Purchase Price is less than the Fair Market Value.

          (G)  RIGHT OF TERMINATION UNAFFECTED.  Nothing in this Agreement will
               -------------------------------
be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any parent, subsidiary or affiliate of the Company) to terminate Purchaser's employment at any time for any reason or no reason, with or without cause.

     6.   RIGHT OF FIRST REFUSAL.  Unvested Shares may not be sold or otherwise
          ----------------------
transferred by Purchaser without the Company's prior written consent. Before any Vested Shares held by Purchaser or any transferee of such Shares (either being sometimes referred to herein as the "Holder") may be sold or otherwise
                                           ------
transferred (including without limitation a transfer by gift

                                                     Exodus Communications, Inc.
                                             Restricted Stock Purchase Agreement

or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Shares to be sold or transferred (the "Offered
                                                                     -------
Shares") on the terms and conditions set forth in this Section (the "Right of
------                                                               --------
First Refusal").
-------------

          (A)  NOTICE OF PROPOSED TRANSFER.  The Holder of the Shares will
               ---------------------------
deliver to the Company a written notice (the "Notice") stating:  (i) the
                                              ------
Holder's bona fide intention to sell or otherwise transfer the Offered Shares;
(ii) the name of each proposed purchaser or other transferee ("Proposed
                                                               --------
Transferee"); (iii) the number of Offered Shares to be transferred to each
----------
Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the "Offered Price");
                                                               -------------
and (v) that the Holder will offer to sell the Offered Shares to the Company and/or its assignee(s) at the Offered Price as provided in this Section.

          (B)  EXERCISE OF RIGHT OF FIRST REFUSAL.  At any time within thirty
               ----------------------------------
(30) days after the date of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (but not less than all) of the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice, at the purchase price determined in accordance with subsection (c) below.

          (C)  PURCHASE PRICE.  The purchase price for the Offered Shares
               --------------
purchased under this Section will be the Offered Price. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration as determined in good faith by the Company's Board of Directors will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

          (D)  PAYMENT. Payment of the purchase price for Offered Shares will be
               -------
payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company's receipt of the Notice, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice.

          (E)  HOLDER'S RIGHT TO TRANSFER. If all of the Offered Shares proposed
               --------------------------
in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or
                                                      --------
other transfer is consummated within 120 days after the date of the Notice, and provided further, that: (i) any such sale or other transfer is effected in
-------- -------
compliance with all applicable securities laws; and (ii) the Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice are not transferred to the Proposed Transferee within such 120 day period, then a new Notice must be given to the Company, and the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

                                                     Exodus Communications, Inc.
                                             Restricted Stock Purchase Agreement

          (F)  EXEMPT TRANSFERS.  Notwithstanding anything to the contrary in
               ----------------
this Section, the following transfers of Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Shares during Purchaser's lifetime by gift or on Purchaser's death by will or intestacy to Purchaser's "immediate family" (as defined below) or to a trust for the benefit of Purchaser or Purchaser's immediate family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Section will continue to apply to the transferred Shares in the hands of such transferee or other recipient; (ii) any transfer of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights or the Company under this Section unless the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Shares pursuant to the winding up and dissolution of the Company. As used herein, the term "immediate
                                                                     ---------
family" will mean Purchaser's spouse, lineal descendant or antecedent, father,
------
mother, brother or sister, adopted child or grandchild, or the spouse of any child, adopted child, grandchild or adopted grandchild of Purchaser.

          (G)  TERMINATION OF RIGHT OF FIRST REFUSAL. The Right of First Refusal
               -------------------------------------
will terminate as to all Shares on the effective date of the first sale of common stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of common stock pursuant to a business combination or an employee incentive or benefit plan).

          (H)  ENCUMBRANCES ON VESTED SHARES.  Purchaser may grant a lien or
               -----------------------------
security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees) under this Section; and (ii) the provisions of this Section will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

     7.   RIGHTS AS SHAREHOLDER.  Subject to the terms and conditions of this
          ---------------------
Agreement, Purchaser will have all of the rights of a shareholder of the Company with respect to the Shares from and after the date that Purchaser delivers payment of the Purchase Price until such time as Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Repurchase Option or Right of First Refusal. Upon an exercise of the Repurchase Option or the Right of First Refusal, Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

     8.   ESCROW.  As security for Purchaser's faithful performance of this
          ------
Agreement, Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by Purchaser and by

                                                     Exodus Communications, Inc.
                                             Restricted Stock Purchase Agreement

Purchaser's spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company ("Escrow Holder"),
                                                                -------------
who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Agreement. Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Section. Escrow Holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Agreement. The Shares will be released from escrow upon termination of both the Repurchase Option and the Right of First Refusal, provided, however, that the Shares will
                                       --------  -------
be retained in escrow so long as they are subject to a Pledge Agreement.

     9.   TAX CONSEQUENCES.  Purchaser hereby acknowledges that Purchaser has
          ----------------
been informed that, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Shares, electing pursuant to
              --------------
Section 83(b) of the Internal Revenue Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Purchase Price of the Shares and their fair market value on the date of purchase, there will be a recognition of taxable income to the Purchaser, measured by the excess, if any, of the fair market value of the Vested Shares, at the time they cease to be Unvested Shares, over the purchase price for such Shares. Purchaser represents that Purchaser has consulted any tax consultant(s) Purchaser deems advisable in connection with Purchaser's purchase of the Shares and the filing of the election under Section 83(b) and similar tax provisions. A form of Election under Section 83(b) is attached hereto as Exhibit 5 for reference. PURCHASER
                                          ---------
HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FOR FAILING TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

     10.  RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.
          --------------------------------------------

          (A)  LEGENDS.  Purchaser understands and agrees that the Company will
               -------
place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or federal securities laws, the Company's Articles of Incorporation or Bylaws, any other agreement between Purchaser and the Company or any agreement between Purchaser and any third party:

               THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT

                                                     Exodus Communications, Inc.
                                             Restricted Stock Purchase Agreement

               AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE, TRANSFER, RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S) AS SET FORTH IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS AND THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (B)  STOP-TRANSFER INSTRUCTIONS.  Purchaser agrees that, in order to
               --------------------------
ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate "stop-transfer" instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (C)  REFUSAL TO TRANSFER.  The Company will not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends, to any purchaser or other transferee to whom such Shares have been so transferred.

     11.  MARKET STANDOFF AGREEMENT.  Purchaser agrees in connection with any
          -------------------------
registration of the Company's securities under the 1933 Act that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-shareholders generally.

                                                     Exodus Communications, Inc.
                                             Restricted Stock Purchase Agreement

     12.  COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the
          ------------------------------------
Shares will be subject to and conditioned upon compliance by the Company and Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's common stock may be listed or quoted at the time of such issuance or transfer.

     13.  SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under
          ----------------------
this Agreement, including its rights to repurchase Shares under the Repurchase Option and the Right of First Refusal. However, if the Company assigns its right to repurchase Shares under the Repurchase Option to a holder of more than 10% of the Company's outstanding voting securities, the assignee will pay to the Company, in addition to the purchase price it pays to Purchaser, the difference between the cost of the Shares purchased under the Repurchase Option and the current fair market value of the Shares, as determined by the Company's Board of Directors. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon Purchaser and Purchaser's heirs, executors, administrators, successors and assigns.

     14.  GOVERNING LAW; SEVERABILITY.  This Agreement will be governed by and
          ---------------------------
construed in accordance with the internal laws of the State of California excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

     15.  NOTICES.  Any notice required or permitted hereunder will be given in
          -------
writing and will be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by telecopier, addressed to the other party at its address (or facsimile number, in the case of transmission by telecopier) as shown below its signature to this Agreement, or to such other address as such party may designate in writing from time to time to the other party.

     16.  FURTHER INSTRUMENTS.  The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     17.  HEADINGS. The captions and headings of this Agreement are included for
          --------
ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

     18.  ENTIRE AGREEMENT.  The Plan and this Agreement, together with all its
          ----------------
Exhibits, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.

                                                     Exodus Communications, Inc.
                                             Restricted Stock Purchase Agreement

     19.  TITLE TO SHARES.  The exact spelling of the name(s) under which
          ---------------
Purchaser will take title to the Shares is:

          ________________________________________________________

          ________________________________________________________

Purchaser desires to take title to the Shares as follows:

     [ ]  Individual, as separate property
     [ ]  Husband and wife, as community property
     [ ]  Joint Tenants
          [ ]Alone or with spouse as trustee(s) of the following trust (including date): ____________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
     [ ]  Other; please specify: _______________________________________________
          ______________________________________________________________________

Purchaser's social security number is: _________________________________________

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Purchaser has executed this Agreement as of the Effective Date.

COMPANY                                  PURCHASER

By: _________________________________    _______________________________________

Name: _______________________________

Title: ______________________________    Name: _________________________________

Address: ____________________________    Address: ______________________________

_____________________________________    _______________________________________

Fax: (____) _________________________    Fax: (____) ___________________________

                               LIST OF EXHIBITS
                               ----------------

Exhibit 1:  Secured Full Recourse Promissory Note

Exhibit 2:  Stock Power and Assignment Separate from Stock Certificate

Exhibit 3:  Spousal Consent

Exhibit 4:  Stock Pledge Agreement

Exhibit 5:  Election Under Section 83(b) of the Internal Revenue Code

                                                                       EXHIBIT 1
                                                                       ---------

                     SECURED FULL RECOURSE PROMISSORY NOTE
                     -------------------------------------

                         ________________, California

$____________                                                _____________, 199_

     1.   OBLIGATION; REPAYMENT. In exchange for the issuance to the undersigned
          ---------------------
("Purchaser") of _________ shares (the "Shares") of the Common Stock of
  ---------                             ------
____________________________, a California corporation (the "Company"), receipt
                                                             -------
of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before ___________, 199___ as set forth below, at the Company's principal place of business at _______________________________, California __________, or at such other place as the Company may direct, the principal sum of ____________________________________ Dollars ($________)
together with interest compounded semi-annually on the unpaid principal at the rate of ________________ percent (____%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the
                                                    --------  -------
rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. Repayment of this Note
shall be made in immediately available funds in ____________________ (   ) equal
consecutive semi-monthly installments of $_________________________ each of principal and accrued interest commencing on _______________________________, 199_____; provided, however, that if the final installment shall not be the
          ------------------
exact amount necessary to repay in full the unpaid balance of principal and interest then due under this Note, then such installment shall instead be in the amount necessary to repay in full the unpaid principal amount and interest accrued thereon; and provided further that if any installment of this Note
                     ----------------
becomes due and payable on a day other than a business day, then such installment shall be payable on the next preceding business day. Borrowers agree that each installment required under this Section 1 may be withheld from Employee's compensation, as provided in Section 9 of this Note.

     2.   SECURITY.  Payment of this Note is secured by a security interest in
          --------
the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge
                                                                    ------
Agreement"). This Note is being tendered by Purchaser to the Company as the
---------
purchase price of the Shares pursuant to that certain Restricted Stock Purchase Agreement between Purchaser and the Company dated of even date with this Note (the "Purchase Agreement").
      ------------------

     3.   DEFAULT; ACCELERATION OF OBLIGATION. Purchaser will be deemed to be in
          -----------------------------------
default under this Note and the principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full: (a) upon Purchaser's failure to make any payment when due under this Note; (b) in the event Purchaser ceases to be employed by the Company (as defined in the Purchase Agreement) for any reason;
(c) upon any transfer of any of the Shares; (d) upon the filing by or against Purchaser of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; or (e) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

     4.   REMEDIES ON DEFAULT.  Upon any default of Purchaser under this Note,
          -------------------
the Company will have, in addition to its rights and remedies under this Note and the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

     5.   RULE 144 HOLDING PERIOD. PURCHASER UNDERSTANDS THAT THE HOLDING PERIOD
          -----------------------
SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (A) THE PURCHASE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (B) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

     6.   PREPAYMENT.  Prepayment of principal and/or interest due under this
          ----------
Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, all payments will be made in lawful tender of the United States and will be applied first to the payment of accrued interest, and the remaining balance of such payment, if any, will then be applied to the payment of principal. If Purchaser prepays all or a portion of the principal amount of this Note, Purchaser intends that the Shares paid for by the portion of principal so paid will continue to be held in pledge under the Pledge Agreement to serve as independent collateral for the outstanding portion of this Note for the purpose of commencing the holding period under Rule 144(d) of the Securities and Exchange Commission with respect to other Shares purchased with this Note.

     7.   GOVERNING LAW; WAIVER.  The validity, construction and performance of
          ---------------------
this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

     8.   ATTORNEYS' FEES.  If suit is brought for collection of this Note,
          ---------------
Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

     9.   WITHHOLDING AGREEMENT.  THE PURCHASER HEREBY EXPRESSLY AGREES THAT THE
          ---------------------
COMPANY MAY WITHHOLD FROM ANY PAYMENTS OF THE

PURCHASER'S SALARY OR ANY BONUS, AWARD OR OTHER COMPENSATION PAID OR PAYABLE BY THE COMPANY TO THE PURCHASER THE FULL AMOUNT OF ANY SCHEDULED PAYMENT REQUIRED UNDER SECTION 1 OF THIS NOTE THEN DUE AND PAYABLE.

     IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.



______________________________________   _______________________________________
   Purchaser's Name [type or print]                 Purchaser's Signature


           [SIGNATURE PAGE TO SECURED FULL RECOURSE PROMISSORY NOTE]

                                                                       EXHIBIT 2
                                                                       ---------

                          STOCK POWER AND ASSIGNMENT

                           SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED and pursuant to that certain [Founder's Restricted Stock Purchase Agreement] dated as of __________, 199_, (the "Agreement"), the
                                                        ---------
undersigned hereby sells, assigns and transfers unto _____________________, __________ shares of the common stock of ________________, a California corporation (the "Company"), standing in the undersigned's name on the books of
                  -------
the Company represented by Certificate No(s). ____ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Dated:  ______________, 199__

                                        PURCHASER


                                        _______________________________________
                                        (Signature)


                                        _______________________________________
                                        (Please Print Name)


                                        _______________________________________
                                        (Spouse's Signature, if any)


                                        _______________________________________
                                        (Please Print Spouse's Name)

INSTRUCTION: Please do not fill in any blanks other than the signature line.
-----------            ---

                                                                       EXHIBIT 3
                                                                       ---------

                               CONSENT OF SPOUSE
                               -----------------

     I, the undersigned, am the spouse of ______________________________

("Purchaser").  I have read and hereby consent to and approve all the terms and
-----------
conditions of:  the Restricted Stock Purchase Agreement (the "Agreement") dated
                                                              ---------
______________, 19__ between Purchaser and _________________________________, a
California corporation (the "Company"), pursuant to which Purchaser has
                             -------
purchased ________ shares of the Company's common stock (the "Shares") and that
                                                              ------
certain Secured Full Recourse Promissory Note (the "Note") and Stock Pledge
                                                    ----
Agreement ("Pledge Agreement") executed by Purchaser in connection with the
            ----------------
Agreement.

     In consideration of the Company granting my spouse the right to purchase the Shares under the Agreement, I hereby agree to be irrevocably bound by all the terms and conditions of the Agreement (including but not limited to the Company's Repurchase Option, the Right of First Refusal and the market standoff agreements contained therein) and of the Note and the Pledge Agreement, and further agree that any community property interest I may have in the Shares will be similarly bound by the Agreement, the Note and the Pledge Agreement.

     I hereby appoint Purchaser as my attorney-in-fact, to act in my name, place and stead with respect to any amendment of the Agreement , the Note and the Pledge Agreement, and with respect to the making and filing of an election under Internal Revenue Code Section 83(b) in connection with the purchase of the Shares.

Dated: _________________, 19__



                                          ______________________________________
                                          Signature of Spouse [Sign Here]


                                          ______________________________________
                                          Name of Spouse [Please Print]

                                                                       EXHIBIT 4
                                                                       ---------

                            STOCK PLEDGE AGREEMENT
                            ----------------------

     This Agreement is made and entered into as of _____________, 199__ between _________________________________, a California corporation (the "Company"), and
                                                                  -------
___________________________________________ ("Pledgor").
                                              -------

                                R E C I T A L S
                                - - - - - - - -

     A. In exchange for Pledgor's Secured Full Recourse Promissory Note to the Company of even date herewith (the "Note"), the Company has issued and sold to
                                    ----
Pledgor ___________ shares of its common stock (the "Shares") pursuant to the
                                                     ------
terms and conditions of that certain Founder's Restricted Stock Purchase Agreement between the Company and Pledgor of even date herewith (the "Purchase
                                                                      --------
Agreement").
---------

     B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Agreement.

          NOW, THEREFORE, the parties agree as follows:

          1.   CREATION OF SECURITY INTEREST.  Pursuant to the provisions of the
               -----------------------------
California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in the Shares as collateral to secure the payment of Pledgor's obligation to the Company under the Note. Pledgor herewith delivers to the Company common stock certificate(s) No(s). ________, representing all the Shares, together with one stock power for each certificate in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any. For purposes of this Agreement, the Shares pledged to the Company hereby, together with any additional collateral pledged pursuant to
Section 5 hereof, will hereinafter be collectively referred to as the "Collateral." Pledgor agrees that the Collateral pledged to the Company will be
 ----------
deposited with and held by the Escrow Holder (as defined in the Purchase Agreement) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Agreement, Escrow Holder will act solely for the Company as its agent.

          2.   REPRESENTATIONS AND WARRANTIES.  Pledgor hereby represents and
               ------------------------------
warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Agreement. Pledgor further agrees that, until the entire principal sum and all accrued interest due under the Note has been paid in full, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral.

          3.   RIGHTS ON DEFAULT.  In the event of default (as defined in the
               -----------------
Note) by Pledgor under the Note, the Company will have full power to sell, assign and deliver the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California Commercial Code.

          4.   ADDITIONAL REMEDIES.  The rights and remedies granted to the
               -------------------
Company herein upon default under the Note will be in addition to all the rights, powers and remedies of the Company under the California Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

          5.   DIVIDENDS; VOTING.  All dividends hereinafter declared on or
               -----------------
payable with respect to the Collateral during the term of this pledge (excluding only ordinary cash dividends, which will be payable to Pledgor so long as Pledgor is not in default under the Note) will be immediately delivered to the Company to be held in pledge under this Agreement. Notwithstanding this Agreement, so long as Pledgor owns the Shares and is not in default under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

          6.   ADJUSTMENTS.  In the event that during the term of this pledge,
               -----------
any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be immediately pledged to the Company to be held under the terms of this Agreement in the same manner as the Collateral is held hereunder.

          7.   RIGHTS UNDER PURCHASE AGREEMENT.  Pledgor understands and agrees
               -------------------------------
that the Company's rights to repurchase the Collateral under the Purchase Agreement will continue for the periods and on the terms and conditions specified in the Purchase Agreement, whether or not the Note has been paid during such period of time, and that to the extent that the Note is not paid during such period of time, the repurchase by the Company of the Collateral may be made by way of cancellation of all or any part of Pledgor's indebtedness under the Note.

          8.   REDELIVERY OF COLLATERAL.  Upon payment in full of the entire
               ------------------------
principal sum and all accrued interest due under the Note, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Agreement will terminate; provided,
                                                                       --------
however, that all rights of the Company to retain possession of the Shares
-------
pursuant to the Purchase Agreement will survive termination of this Agreement.

          9.   SUCCESSORS AND ASSIGNS.  This Agreement will inure to the benefit
               ----------------------
of the respective heirs, personal representatives, successors and assigns of the parties hereto.

          10.  GOVERNING LAW; SEVERABILITY.  This Agreement will be governed by
               ---------------------------
and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

          11.  MODIFICATION; ENTIRE AGREEMENT.  This Agreement will not be
               ------------------------------
amended without the written consent of both parties hereto. This Agreement, Purchase Agreement and the Plan constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings related to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


COMPANY                                 PLEDGOR



By: ________________________________    ________________________________________
                                        [Signature]

Name: ______________________________    ________________________________________
                                        [Please Print Name]

Its: _______________________________

                                                                       EXHIBIT 5
                                                                       ---------

                      ELECTION UNDER SECTION 83(B) OF THE
                             INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in gross income for the Taxpayer's current taxable year the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services.

1.   TAXPAYER'S NAME:                   ________________________________________

     TAXPAYER'S ADDRESS:                ________________________________________
                                        ________________________________________

     SOCIAL SECURITY NUMBER:            ________________________________________

2. The property with respect to which the election is made is described as follows: ________ shares of Common Stock of Exodus Communications, Inc. a California corporation (the "Company"), which is Taxpayer's employer or the
                                  -------
     corporation for whom the Taxpayer performs services.

3. The date on which the shares were transferred was _____________, 199__ and this election is made for calendar year 199__.

4. The shares are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer's original purchase price under certain conditions at the time of Taxpayer's termination of employment or services.

5. The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $______ per share at the time of transfer.

6.   The amount paid for such shares was $______ per share.

7.   The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE ("IRS"), AT THE
                                                                ---
OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER
                                                           --------------
THE DATE OF TRANSFER OF THE PROPERTY, AND MUST ALSO BE FILED WITH THE TAXPAYER'S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated: _______________, 199__           ________________________________________
                                        Taxpayer's Signature